SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund
(the "Fund")

Supplement Dated August 12, 2020
to the Class F Shares Prospectus, dated January 31, 2020, as restated March 18, 2020 and amended May 15, 2020, May 22, 2020, July 10, 2020 and July 27, 2020, the Class I Shares Prospectus, dated January 31, 2020, as restated March 18, 2020 and amended July 10, 2020, and the Class Y Shares Prospectus, dated January 31, 2020, as restated March 18, 2020 and amended May 15, 2020, May 22, 2020, July 10, 2020 and July 27, 2020 (the "Prospectuses") and Statement of Additional Information (the "SAI"), dated January 31, 2020, as amended May 15, 2020, May 22, 2020, July 10, 2020 and July 27, 2020

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with such Prospectuses and SAI.

The Prospectuses and SAI are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the International Equity Fund

Effective immediately, Blackcrane Capital, LLC no longer serves as a sub-adviser to the Fund. As such, all references to Blackcrane Capital, LLC are hereby deleted from the Prospectuses and SAI.

There are no other changes to the Prospectuses or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1308 (08/20)